Exhibit 99.2

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Three months ended March 31, 2021

and

Year Ended December 31, 2020

Summary of Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with the unaudited condensed consolidated balance sheet of Medalist Diversified REIT, Inc. and Subsidiaries (collectively, the “Company”) as of March 31, 2021, the related unaudited condensed consolidated statement of operations for the three months ended March 31, 2021, and the audited consolidated statement of operations for the year ended December 31, 2020.

The following unaudited pro forma consolidated balance sheet as of March 31, 2021 has been prepared to give effect to (i) the acquisition of Lancer Center as if the acquisition occurred on March 31, 2021 and (ii) the sale of 8,000,000 common shares at an offering price of $1.50 per share that closed on April 13, 2021 as if the sale had closed on March 31, 2021.

The following unaudited pro forma consolidated statements of operation for the three months ended March 31, 2021 has been prepared to give effect to the acquisition of Lancer Center as if the acquisition occurred on January 1, 2021.

The following unaudited pro forma consolidated statements of operation for the year ended December 31, 2020 has been prepared to give effect to the acquisition of Lancer Center as if the acquisition occurred on January 1, 2020.

These unaudited pro forma consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Lancer Center been consummated as of the date indicated.

Medalist Diversified REIT, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet

As of March 31, 2021

		Pro Forma		Pro Forma
		Adjustments		Adjustments
	Historical	Lancer Center		Equity	Pro Forma
	March 31, 2020 (a)	Acquisition (b)		Raise (c)	March 31, 2020
		(Unaudited)		(Unaudited)	(Unaudited)
ASSETS
Investment properties, net	$46,962,683	$9,902,876	(d)	$-	$56,865,559
Cash	3,681,292	(3,783,515	)(e)	10,932,172	10,829,949
Restricted cash	2,669,952	-		-	2,669,952
Rent and other receivables, net of allowance	347,957	-		-	347,957
Assets held for sale	22,093,805	-		-	22,093,805
Unbilled rent	761,820	-		-	761,820
Intangible assets, net	3,004,290	1,181,191	(f)	-	4,185,481
Other assets	608,414	-		-	608,414
Total Assets	$80,130,213	$7,300,552		$10,932,172	$98,362,937
		10,205,385
LIABILITIES
Accounts payable and accrued liabilities	$1,683,755	$-		$-	$1,683,755
Intangible liabilities, net	972,121	878,682	(f)	-	1,850,803
Line of credit, short term, net	325,000	-		-	325,000
Notes payable	176,300	-		-	176,300
Convertible debentures, net	986,837	-		-	986,837
Mortgages payable, net	40,380,026	6,421,870	(g)	-	46,801,896
Mortgages payable, net, associated with assets held for sale	17,976,368	-		-	17,976,368
Mandatorily redeemable preferred stock, net	4,072,706	-		-	4,072,706
Total Liabilities	$66,573,113	$7,300,552		$-	$73,873,665

EQUITY
Common stock	$69,453	$-		$80,000	$149,453
Additional paid-in capital	37,316,979	-		11,080,000	48,396,979
Offering costs	(3,058,559)	-		(227,828)	(3,286,387)
Accumulated deficit	(21,576,511)	-		-	(21,576,511)
Total Shareholders' Equity	12,751,362	-		10,932,172	23,683,534
Noncontrolling interests - Hampton Inn Property	(249,621)	-		-	(249,621)
Noncontrolling interests - Hanover Square Property	170,764	-		-	170,764
Noncontrolling interests - Operating Partnership	884,595	-		-	884,595
Total Equity	$13,557,100	$-		$10,932,172	$24,489,272
Total Liabilities and Equity	$80,130,213	$7,300,552		$10,932,172	$98,362,937

See the accompanying notes to unaudited pro forma consolidated balance sheet

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2021

Notes to unaudited pro forma consolidated balance sheet as of March 31, 2021

(a)	Historical financial information was derived from the unaudited condensed consolidated financial statements of the Company as of March 31, 2021.

(b)	Represents the acquisition of Lancer Center as if it had occurred on March 31, 2021. Lancer Center was acquired by MDR Lancer, LLC, a wholly owned subsidiary of Medalist Diversified Holdings, LP (the “Operating Partnership”), of which the Company is the General Partner, on May 14, 2021. The net purchase price of the property was $9,900,000 ($10,100,000 with a $200,000 credit to the Company for major repairs) plus actual capitalized closing and acquisition costs of $305,385.

(c)	Represents the sale of 8,000,000 common shares at an offering price of $1.50 per share that closed on April 13, 2021, as if the closing occurred on March 31, 2021. Under this transaction, the Company raised $12,000,000 in gross proceeds. Fees to its lead underwriter were seven percent of the amount raised, or $840,000. During the three months ended March 31, 2021, the Company incurred actual issuance costs of $66,202, which are recorded as Offering Costs on the Company’s condensed consolidated balance sheet as of March 31, 2021. In addition, the Company estimates that it will incur an additional $227,828 in issuance costs subsequent to March 31, 2021 to close the transaction, for a total of $294,030 in actual and estimated issuance costs associated with this capital raise.

(d)	Amounts recorded to investment properties include tangible assets acquired at closing, including land, site improvements, building and tenant improvements and are recorded at fair value in accordance with Accounting Standards Codification (“ASC”) 805.

(e)	The acquisition cost, net of debt, was funded with $3,783,515 in cash from the Company. Pro forma cash from the Company has been adjusted over the actual cash investment made to reflect the impact of removing prepaid expenses, accrued liabilities and prorated revenues and expenses arising from the acquisition from the unaudited pro forma consolidated balance sheet.

(f)	Represents the fair value of lease intangibles, including leasing commissions, leases in place, above market leases, below market leases and legal and marketing costs associated with replacing existing leases, recorded at fair value in accordance with ASC 805.

(g)	The Company obtained a mortgage payable totaling $6,565,000 with deferred financing costs totaling $143,130, which are presented as a direct reduction of the associated debt.

Medalist Diversified REIT, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

For the three months ended March 31, 2021

		Pro Forma
	Historical	Adjustments		Pro Forma
	Three Months Ended	Lancer Center		Three Months Ended
	March 31, 2021 (a)	Acquisition		March 31, 2021
	(unaudited)	(unaudited)		(unaudited)
REVENUE
Retail center property revenues	$1,010,293	$255,313	(b)	$1,265,606
Retail center property tenant reimbursements	183,348	22,053	(c)	205,401
Flex center property revenues	139,704	-		139,704
Flex center property tenant reimbursements	43,123	-		43,123
Hotel property room revenues	1,286,748	-		1,286,748
Hotel property other revenues	8,637	-		8,637
Total Revenue	$2,671,853	$277,366		$2,949,219

OPERATING EXPENSES
Retail center property operating expenses	$327,930	$67,385	(d)	$395,315
Flex center property operating expenses	54,088	-		54,088
Hotel property operating expenses	797,395	-		797,395
Bad debt expense	3,196	-		3,196
Share based compensation expenses	149,981	-		149,981
Legal, accounting and other professional fees	498,612	-		498,612
Corporate general and administrative expenses	62,380	-		62,380
Depreciation and amortization	653,233	230,583	(e)	883,816
Total Operating Expenses	2,546,815	297,968		2,844,783
Operating Income (loss)	125,038	(20,602)		104,436
Interest expense	2,434,132	72,680	(f)	2,506,812
Net Loss from Operations	(2,309,094)	(93,282)		(2,402,376)
Other income	1,352	-		1,352
Net Loss	(2,307,742)	(93,282)		(2,401,024)
Less: Net loss attributable to Hampton Inn Property noncontrolling interests	(25,238)	-		(25,238)
Less: Net loss attributable to Hanover Square Property noncontrolling interests	(7,020)	-		(7,020)
Less: Net income (loss) attributable to Operating Partnership noncontrolling interests	2,040	(1,418	)(g)	622
Net Loss Attributable to Medalist Common Shareholders	$(2,277,524)	$(91,864)		$(2,369,388)

Loss per share from operations - basic and diluted	$(0.39)			$(0.17)

Weighted-average number of shares - basic and diluted	5,856,365			13,856,365 (h)

Dividends declared per common share	$-			$-

See notes to unaudited pro forma consolidated financial statements

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2021

Notes to unaudited pro forma consolidated statement of operations for the three months ended March 31, 2021

(a)	Historical financial information was derived from the unaudited condensed consolidated financial statements of the Company for the three months ended March 31, 2021.

(b)	Represents rental revenues for Lancer Center that would have been recognized for the three months ended March 31, 2021 based on the terms of leases for tenants that are currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of $5,994 in estimated net amortization of above and below market leases.

(c)	Represents tenant reimbursement revenues for Lancer Center that would have been recognized for the three months ended March 31, 2021.

(d)	Represents operating expenses for Lancer Center for the three months ended March 31, 2021, based on historical operations of the previous owner, but excluding asset management fees which are already included as an expense in the historical financial information referenced in (a), above. Property management fees have been adjusted to reflect the Company’s management agreement with the property manager who will manage Lancer Center after its acquisition.

(e)	Represents depreciation and amortization expense for Lancer Center for the three months ended March 31, 2021 as if the Company had acquired Lancer Center on January 1, 2021. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 14.2 years for the building and 7.5 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(f)	Represents interest expense on the mortgage payable for the three months ended March 31, 2021 as if the mortgage payable was outstanding for the full three months ending March 31, 2021. Interest expense on the mortgage payable is based on the principal amount of $6,565,000 and is calculated based on an amortization period of 25 years at the stated annual rate of 4.0%. Interest expense includes amortization of deferred financing costs using the straight-line method, which approximates to the effective interest method, over the term of the loan (five years).

(g)	Represents the Operating Partnership’s 1.52 percent weighted average noncontrolling ownership interest’s share of the Lancer Center net loss for the three months ended March 31, 2021 calculated as if the 8,000,000 shares of common stock issued on April 13, 2021 had been issued on January 1, 2021.

(h)	Weighted-average number of shares outstanding is calculated assuming the sale of 8,000,000 shares of common stock which closed on April 13, 2021 had closed on January 1, 2021.

Medalist Diversified REIT, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2020

		Pro Forma
	Historical	Adjustments		Pro Forma
	Year Ended	Lancer Center		Year Ended
	December 31, 2020 (a)	Acquisition		December 31, 2020
		(unaudited)		(unaudited)
REVENUE
Retail center property revenues	$4,284,779	$1,040,376	(b)	$5,325,155
Retail center property tenant reimbursements	867,371	129,905	(c)	997,276
Flex center property revenues	559,641	-		559,641
Flex center property tenant reimbursements	227,193	-		227,193
Hotel property room revenues	3,207,405	-		3,207,405
Hotel property other revenues	129,771	-		129,771
Total Revenue	$9,276,160	$1,170,281		$10,446,441

OPERATING EXPENSES
Retail center property operating expenses	$1,362,532	$299,322	(d)	$1,661,854
Flex center property operating expenses	231,209	-		231,209
Hotel property operating expenses	3,164,646	-		3,164,646
Bad debt expense	431,143	-		431,143
Share based compensation expenses	569,995	-		569,995
Legal, accounting and other professional fees	1,258,863	-		1,258,863
Corporate general and administrative expenses	300,641	-		300,641
Loss on impairment	223,097	-		223,097
Impairment of assets held for sale	3,494,058	-		3,494,058
Depreciation and amortization	3,981,874	919,024	(e)	4,900,898
Total Operating Expenses	15,018,058	1,218,346		16,236,404
Operating Loss	(5,741,898)	(48,065)		(5,789,963)
Interest expense	3,960,626	288,390	(f)	4,249,016
Net Loss from Operations	(9,702,524)	(336,455)		(10,038,979)
Other income	120,982	-		120,982
Net Loss	(9,581,542)	(336,455)		(9,917,997)
Less: Net loss attributable to Hampton Inn Property noncontrolling interests	(1,131,765)	-		(1,131,765)
Less: Net loss attributable to Hanover Square Property noncontrolling interests	(23,167)	-		(23,167)
Less: Net loss attributable to Operating Partnership noncontrolling interests	(246,001)	(5,652	)(g)	(251,653)
Net Loss Attributable to Medalist Common Shareholders	$(8,180,609)	$(330,803)		$(8,511,412)

Loss per share from operations - basic and diluted	$(1.74)			$(0.67)

Weighted-average number of shares - basic and diluted	4,709,980			12,684,718 (h)

Dividends declared per common share	$0.125			$0.125

See notes to unaudited pro forma consolidated financial statements

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

Notes to unaudited pro forma consolidated statement of operations for the year ended December 31, 2020

(a)	Historical financial information was derived from the audited condensed consolidated financial statements of the Company for the year ended December 31, 2020.

(b)	Represents rental revenues for Lancer Center that would have been recognized for the year ended December 31, 2020 based on the terms of leases for tenants that are currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of $24,366 in estimated net amortization of above and below market leases.

(c)	Represents tenant reimbursement revenues for Lancer Center that would have been recognized for the year ended December 31, 2020.

(d)	Represents operating expenses for Lancer Center for the year ended December 31, 2020, based on historical operations of the previous owner, but excluding asset management fees which are already included as an expense in the historical financial information referenced in (a), above. Property management fees have been adjusted to reflect the Company’s management agreement with the property manager who will manage Lancer Center after its acquisition.

(e)	Represents depreciation and amortization expense for Lancer Center for the year ended December 31, 2020 as if the Company had acquired Lancer Center on January 1, 2020. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 14.2 years for the building and 7.5 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(f)	Represents interest expense on the mortgage payable for the year ended December 31, 2020 as if the mortgage payable was outstanding for the full 12 months of 2020. Interest expense on the mortgage payable is based on the principal amount of $6,565,000 and is calculated based on an amortization period of 25 years at the stated annual rate of 4.0%. Interest expense includes amortization of deferred financing costs using the straight-line method, which approximates to the effective interest method, over the term of the loan (five years).

(g)	Represents the Operating Partnership’s 1.68 percent weighted average noncontrolling ownership interest’s share of the Lancer Center net loss for 2020 calculated as if the 8,000,000 shares of common stock issued on April 13, 2021 had been issued on January 1, 2020.

(h)	Weighted-average number of shares outstanding is calculated assuming the sale of 8,000,000 shares of common stock which closed on April 13, 2021 had closed on January 1, 2020.